8th Annual Investor Summit December 10, 2015

Welcome to Our 8th Annual Investor Summit Dana Quattrochi Investor Relations

Agenda 3 Opening Remarks Jonathan Bush, Chairman & Chief Executive Officer 1 2 Business Model and Financial Guidance Kristi Matus, Chief Financial & Administrative Officer 3 Network Hitting a Tipping Point Doran Robinson, athenaCoordinator 4 Network Expanding Across the Continuum Kyle Armbrester, Chief Product Officer 5 Network Fueling Growth Tim O’Brien, Chief Marketing Officer 6 Client Panel Discussion Stephen Kahane, M.D., M.S., Client Organization 7 Closing Remarks Jonathan Bush, Chairman & Chief Executive Officer

Safe Harbor Statement This presentation contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting athenahealth, Inc. (“athenahealth” or “we”) management’s expectations for: future financial and operational performance; expected growth, including total addressable market, expansion of the network, anticipated revenues, profitability, and bookings; market trends and business outlook (e.g., health care expenditures); the anticipated benefits of our service offerings and plans and timelines for developing and expanding those offerings (e.g., the continuum of care services for electronic health records and revenue cycle); long-term goals for our growth and profitability priorities; marketing and sales plans, strategies, and trends, including increased awareness, athena- owned channel referrals, and cross-selling of our services; the integration of our services, acquisitions, and operations; and cultural, operational, and organizational goals and initiatives (e.g., support the full continuum of care), as well as statements found under our reconciliation of Non-GAAP financial measures included within this presentation. Such statements do not constitute guarantees of future performance, are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are out of our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our fluctuating operating results; our variable sales and implementation cycles; risks associated with our expectations regarding our ability to maintain profitability; the impact of increased sales and marketing and research and development expenditures as well as our ability to scale general and administrative costs, including whether increased expansion in revenues is attained and whether impact on margins and profitability is longer term than expected; changes in tax rates or exposure to additional tax liabilities; the highly competitive and rapidly changing industry in which we operate; and the evolving and complex governmental and regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. We undertake no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by us, please see the disclosures contained in our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov. 4

Use of Non-GAAP Financial Measures 5 In our earnings releases, conference calls, slide presentations, or webcasts, we may use or discuss non-GAAP financial measures as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.athenahealth.com.

Video

Opening Remarks Jonathan Bush Chairman & CEO

An information backbone that helps health care work as it should. To be health care providers’ most trusted service, helping them do well by doing the right thing. VISION MISSION

9 SOFTWARE KNOWLEDGE SERVICES SERVICE • Reminders • Eligibility • Submission • Denials • Posting • Documents • Interfaces • SAS70 • Perf. Coaching • Credentialing The ideal balance between what you do best and what we do best

We deliver constantly updated knowledge into the workflow 10 KNOWLEDGE SERVICE • MU • P4P • ICD 10 • CPT • Formulary • D2D • Care Reminders • Local Rules SOFTWARE Rules Engine

We view network as our key enabler 11 SOFTWARE KNOWLEDGE SERVICE SOFT • EMR • PMIS • Portal • Biz Intelligence • Pop health

We view network as our key enabler 12 SOFTWARE KNOWLEDGE SERVICE SOFT • EMR • PMIS • Portal • Biz Intelligence • Pop health NETWORK

We view network as our key enabler 13 SOFTWARE KNOWLEDGE SERVICE SOFTNETWORK 13M of those patients went to more than one athena provider athenaNet providers have seen 36M patients in 2015

“the network is the computer”

Today, you will hear about the Network 15 The Network is hitting a tipping point 1 2 3 The Network is expanding across the continuum The Network is fueling our growth 4 The Network is fueling our clients’ growth

Health care needs its cloud-based platform Become the platform to support the network 16

Business Model and Financial Guidance Kristi Matus Chief Financial & Administrative Officer

We continue to follow the same principles 18 To build the national health information backbone. To be health care providers’ most trusted service, helping them do well by doing the right thing. We are teachers and learners; in it for the mission and rewarded by team success. VISION MISSION CULTURE athenahealth

A strong network of teachers and learners


learning
vibrant
human
teamwork
proud
altruistic
passionate
collaborative
exposed
audacious
dynamic
vulnerable
honest
transparent
brutally
accepting
innovative
fun
teaching
enterprising
supportive
contagious
Join
Talent Acquisition
Grow
Talent Development
Thrive
Talent Retention

19

We continue to focus our work with a one-pager 20 athenaNation • Develop seamless connection & knowledge flow among all employees and geographies • Execute “athena-Moves-Faster” • Reboot talent acquisition, management and development function athenaNet • Make athenahealth the continuum of care clinical and financial record • Master continuous streamlining of the athenaNet experience • Finalize athenaNet as a modular open platform • Package, promote, and deliver our services by targeted specialties and segments • Reinvent the relationship between patients and athena

We continue to measure our performance using a balanced corporate scorecard 21 • Bookings • Non-GAAP Operating Income Financial (35% weight) Satisfaction (15% weight) Performance (40% weight) Stability (10% weight) • Net Promoter Score • Service Performance Index • Voluntary Turnover • Employee Engagement

We are organized around our strategic priorities 22 Sales, onboarding, and account management for clients on athenahealth’s core services athenahealth network Administration of athenaNation Awareness by and access to the nation’s health care providers Creation and incubation of our new services and new relationships Steve Kahane Client Organization Ed Park Chief Operating Officer Kristi Matus Chief Financial & Administrative Officer Tim O’Brien Chief Marketing Officer Kyle Armbrester Chief Product Officer Jonathan Bush Chairman & CEO

athenahealth

And, we have reached a level of scale to organize our senior leadership by service



athenaCollector

David Tassoni
Operations



athenaClinicals

Todd Rothenhaus, MD
Chief Medical Officer



athenaCommunicator

Jonathan Porter
Product Strategy



athenaCoordinator

Doran Robinson
Healthcare Transactions



Emerging Services

Kyle Armbrester
Chief Product Officer



Epocrates

Tim O'Brien
Chief Marketing Officer

23

We have a consistent track record of profitable growth with significant opportunity ahead of us 24 Our strategies target massive, untapped addressable market opportunities 1 2 3 Our success is aligned with our clients’ long- term success Our focused investments fuel future growth and profitability

$98 $136 $189 $246 $324 $422 $595 $740 $920 $- $200 $400 $600 $800 $1,000 2007 (IPO) 2008 2009 2010 2011 2012 2013 2014 2015 Guidance We have crossed the $1billion run-rate in recurring revenue Consolidated Revenue ($M) 25

Our strategy is to support the full continuum of care 26 Sources: Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group, 2013; Kaiser Family Foundation Medicaid Data; MEDPAC Report, March 2015; IBISWorld Industry Report 62311, January 2015; IBISWorld Industry Report 62331, April 2015. $0 $200 $400 $600 $800 $1,000 ~$20B ~$590B ~$940B ~$100B ~$200B U .S . Hea lt h Care Spe n d $ B Total Spend ~$2 Trillion Convenient Care Ambulatory Acute Care Post-Acute Care Home

athenahealth

Our total addressable market is massive and growing

Road to Support Full Continuum of Care



$30-$35
Billion
Ambulatory Market
$30-35 Billion[1]
$60-$85
Billion
Acute Care Services
$30-$50 Billion[1]
Ambulatory Market
$30-35 Billion[1]
$70-$100
Billion
Post-Acute & Home
$10-15 Billion[2]
Ambulatory Market
$30-35 Billion[1]
Acute Care Services
$30-50 Billion[1]

[1] Calculated by multiplying athenahealth's average billing rate of each service offering by ~$940B Hospital Expenditures and ~$590B Physician & Clinical Services, Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group, 2013.
[2] Calculated by multiplying athenahealth's average billing rate of each service offering by ~$100B Post-Acute Market Expenditures, MEDPAC Report, March 2015, athenahealth data.
[2] Calculated by multiplying athenahealth's average billing rate of each service offering by ~$200B Home Health Expenditures, Kaiser Family Foundation Medicaid Data; IBISWorld Industry Report 62311, January 2015; IBISWorld Industry Report 62331, April 2015; athenaheath data.

27

Many folks still think of what we do as mostly software or mostly services Cost to operate & deliver services 28 Cost to license, implement & maintain software vs.

The fact that we are both has created a powerful business model 29 SERVICE NETWORK KNOWLEDGE

SERVICE 19M eligibility checks 35M claims posted 13M patient messages 90K live operator calls 115K denials managed 5M faxes received and posted 259M transactions Service metrics shown as a per month avg. KNOWLEDGE 40M claims rules 1705 clinical rules 103 quality programs Drug drug interactions Formulary checks NETWORK 36M active patients 72K providers 30

Our business model makes us an evolution over SaaS

	athenahealth	SaaS
Customer Acquisition Cost	**~$0.60** Per dollar of recurring revenue	**>$1.00** Per dollar of recurring revenue
Gross Margin %	**63%** 2015 guidance	**~80%**
Payback Period	**<1 Year**	**>1 Year**
Annual Attrition (Churn Rate)	**<5%**	**5% - 15%**
Lifetime Value/ Customer Acquisition Cost[1]	**~21x** Based on 5% churn	**~8x** Based on 10% churn

[1] LTV (lifetime value of physician on athenaNet) = sum of the recurring revenue streams of a given customer over the lifetime of a customer less cost to serve them (recurring gross profit).

31

Our investment philosophy balances growth and profitability 32 5% 27% 34% 17% 12% 4% 0% 25% 50% HCIT average athenahealth SaaS average Revenue CAGR (2012 - 2016) Avg. Non-GAAP Operating Margin (2012 - 2016) Source: FactSet HCIT Peers: CERN, QSII, MDRX, MDAS, CPSI SaaS/Tech Peers: CRM, N, JIVE, NOW, FLTX, WDAY, MDSO, AMZN, ULTI, SPLK, DWRE Assumes midpoint of 2016 guidance for ATHN

Our gross margin reflects our network, knowledge, and service business model 33 29.1% 33.4% 35.8% 39.5% 38.3% 40.2% 63.0% 68.9% 71.6% 78.7% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Source: FactSet - latest fiscal year gross margin % Pure BPO Pure SaaS Non-GAAP Adjusted Gross Margin

We continuously improve our gross margin while investing in our services 34 70’s1 athenaCollector athenaClinicals Continuum 50’s – 60’s1 20’s or below1 1 Non-GAAP Adjusted Gross Margin, excluding implementation fees and implementation costs

3.0% 3.5% 4.0% 4.5% 5.0% Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 We have been very disciplined with our pricing as we grow the business Business Services Revenue per Claim Submitted (BSR/C) Business Service Revenue/Collections (Take Rate) 35 2010 2011 2012 2013 2014 2015 Collections/Claim Submitted $123.7 $122.8 $125.7 $128.5 $128.9 $130.5 Enterprise Claim Volume 44% 46% 49% 52% 54% 55%

0% 4% 8% 12% 16% 2010 2011 2012 2013 2014 2015E C as h R&D as % of R ev e n u e 66% 58% 56% 52% 50% 41% 36 1 R&D Project Categories: C1 (Stability), C2 (Gross Margin and Productivity), C3 (Service Enhancement), C4 ( New Service Development) C1/C2 C3/C4 A growing percentage of our R&D investment is focused on true innovation

16.9% 14.9% 12.6% 11.0% 12.9% 13.7% 12.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2009 2010 2011 2012 2013 2014 2015E Geographic expansion and cost to support growth We will aim to scale G&A costs as we move forward General & Administrative costs % of revenue1 37 1 GAAP General & Administrative expenses less stock compensation, transaction-related costs, and third-party lease termination costs divided by GAAP Total Revenue

38 2016 guiding principles 1 2 3 4 5 Grow athenahealth-branded bookings by 30% over fiscal year 2015 Maintain cost of bookings relative to fiscal year 2015 Improve non-GAAP adjusted gross margin for each service and overall Maintain investment in research and development to support building our continuum of care strategy Scale general & administrative expenses athenahealth

Our priorities will change over time as we balance both growth & profitability

TODAY	APPROACH	LONG-TERM GOAL
Growth Priority	**Growth** Priority	**Growth & Profitability** Priority
Gross Margin **~63.5%**	Improve Gross Margin **Net ~50 bps/year**	Gross Margin **~70%+**
Growth & Innovation Investments **~ Revenue Growth**	Growth & Innovation Investments **~ Revenue Growth**	Growth & Innovation Investments **< Revenue Growth**
G&A % of Revenue **~12%**	Scale G&A Costs **~50+ bps/year**	G&A as % of Revenue **~10%**
Operating Margin **~10%**	Operating Margin Improvement **~100+ bps/year**	Operating Margin **~30%**
Capex Growth **< Revenue Growth**	Capex Growth **< Revenue Growth**	Capex Growth **< Revenue Growth**

39

83% 7% 6% 4% Existing Client Base (as of Sep 2015), less attrition* At Risk - To be implemented in Q4 2015 and FY 2016 At Risk - To be sold in Q4 2015 and FY 2016 Pharma Client Base We continue to enjoy strong revenue visibility into next year 40 *Includes Epocrates subscription revenue and third-party tenant revenue 2016 Revenue

We are introducing our fiscal year 2016 growth and profitability expectations 41 Fiscal Year 2016 Expectations GAAP Total Revenue $1,085 - $1,115 million Non-GAAP Adjusted Gross Margin1 63.5% - 64.5% Non-GAAP Adjusted Operating Income1 $120 - $135 million Non-GAAP Adjusted Net Income per Diluted Share1 $1.65 - $1.85 1 See non-GAAP reconciliation tables in the 12/9/15 press release Note: These estimates reflect our current operating plan as of December 10, 2015, and are subject to change as future events and opportunities arise.

Network Hitting a Tipping Point Doran Robinson athenaCoordinator

43 Unique insight drives the development of our nationally connected network Critical network mass is enabling us to unlock new potential within core services Market shifts are beginning to erode the enterprise software box-out threat 1 2 3

45 Lab Pharmacy Cardio Imaging Hospital Rehab Home

46

PAPER $$$ FAX $$ ELECTRONIC $

- 50 100 150 200 250 300 0 100 200 300 400 500 600 700 800 900 Q 1 201 3 Q 2 201 3 Q 3 201 3 Q 4 2 0 1 3 Q 1 201 4 Q 2 201 4 Q 3 201 4 Q 4 201 4 Q 1 201 5 Q 2 201 5 Q 3 201 5 Electronic Transactions (Millions) Total Transaction Endpoints (Thousands) Our footprint is now massive as we approach a billion quarterly electronic transactions 48 Electronic Transactions (M ) Care Settings Actively Exchanging with athenahealt h Providers (K ) Source: athenaNet data

49 Unique insight drives the development of our nationally connected network Critical network mass is enabling us to unlock new potential within core services Market shifts are beginning to erode the enterprise software box-out threat 1 2 3

50 Institutions across health care are seeing the value in open.

The industry is following

We have opened faster than software peers in the market

…and overall, this helps athenahealth Scored as easiest vendor to connect to Recognized as the best-value connection for improving patient care 53 “Interoperability 2015: Are we lifting together?," page 4, September 2015. © 2015 KLAS Enterprises, LLC. All rights reserved. www.KLASresearch.com

We are using these tools to create an integrated experience for the physician

An integrated experience follows the patient 55

View in Cerner Admitted on 08/25/15 at 6:00PM by Dr. Grace Howser View in Cerner An integrated experience follows the patient

57 view in Cerner An integrated experience follows the patient

View in Cerner Admitted on 08/25/15 at 6:00PM by Dr. Grace Howser View in Cerner Cerner Viewer An integrated experience follows the patient

59 Unique insight drives the development of our nationally connected network Critical network mass is enabling us to unlock new potential within core services Market shifts are beginning to erode the enterprise software box-out threat 1 2 3

Geographic density of our provider network is growing Source: athenaNet client location growth from 2000 to 2015

0 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 70,000,000 80,000,000 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Patient Overlap by Quarter Patient Records Overlap Patient Overlap = % of patient records for which the patient is present in multiple contexts Unique patient is identified by DOB, First Initial, Last Name, Sex Each data point represents set of patient records in athenaNet on first day of that Quarter Patients shared across clients are reaching critical mass Source: athenaNet data 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Next year, we are building and deploying key shared utilities across the network 62 Sarah Network Registration Alerting Network Scheduling 4 3 Longitudinal Patient Record 5 Secure Text 1 2

Network Expanding Across the Continuum Kyle Armbrester Chief Product Officer

64 Primary Care Specialists Convenient Care Hospital Post-Acute Care Long-Term Care Home Our strategy: The full continuum of care

65 Primary Care Specialists Convenient Care Hospital Post-Acute Care Long-Term Care Home Epocrates Population Health athenaCoordinator Build or Buy More Disruption Please Partners

We have a great track record and are accelerating our development Generally available: 2000 2006 2010 2015 2015 1997 2004 2008 2013 2014 2015 Started development: Ambulatory Continuum Expansion 2015 2015 2015 66

athenahealth

We have made rapid progress in less than a year on our Continuum expansion

Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1/Q2 2016
• Completed 2 M&A deals • Clinicals development begins Beth Israel Deaconess Medical Center RazorInsights SIMPLIFIED HEALTHCARE TECHNOLOGY	• Collector plan approved • First new hospital joined the network	• **First Collector clients live** • Orders & Documentation through athenaNet; ancillaries live on Razor	• **First Clinicals clients live** • Continued sales traction	• Entire Continuum base converted to athenaOne

67

The speed of our expansion is derived from the growth and scale of our network 68 Thousands of bi-directional end-point connections across the continuum via our Coordinator services Facility-related payer rules for 20+ states, and we are already processing 200k + facility claims per month Quality programs, documentation engine, and ordering logic are reusable for hospitals Measurable, best-practice content for physician documentation transferrable across continuum care settings

Entering the market from a disruptive position 69 Critical Access & Community Hospitals < 50 beds Services rural areas Provides 24-hour emergency care Entrepreneurial leadership ✔ ✔ ✔ ✔ ✔

Video

These small hospitals and health systems are looking for an alternative 71 2014 Acute Care Wins/Losses By Hospital Size Epic Cerner athenahealth (RazorInsights) Cerner* (Siemens) MEDHOST (HMS) AllScripts Healthland* Evident (CPSI) MEDITECH* McKesson* -80 -60 -40 -20 0 20 40 60 80 100 120 140 160 81 26 13 26 14 2 4 3 -30 -51 -23 -12 -8 -5 3 -6 2 -5 HOSPITAL WINS, 1-200 BEDS HOSPITAL LOSSES, 1-200 BEDS. * Platform migrations for Cerner (Siemens) (1), Healthland (8), McKesson (2), and MEDITECH (26) count as both a win and a loss. Source: “Acute EMR Market Share: How Did My Vendor Fair in 2014?,” August 2015. © KLAS Enterprises, LLC. All rights reserved. www.KLASresearch.com athenahealth

Access and convenience are key to this market, which represents a large expansion opportunity for us



Beth Israel Deaconess Medical Center
$
~$15 Billion TAM[1]
251+ Beds
~1140 hospitals
(18%)
51-250 Beds
~2600 hospitals
(41%)
<50 Beds
~2600 hospitals
(41%)
$
~$4 Billion TAM[1]

Source: 2013 American Hospital Association (AHA) Annual Survey; http://www.aha.org/research/rc/stat-studies/fast-facts.shtml

[1]Calculated by multiplying athenahealth's average billing rate by estimated total hospital and health system collections for each bed-size category

72

73 Our strategy is to support the entire continuum of care There is a large growth opportunity with small to medium hospitals and health systems We are able to move into adjacencies faster than ever because of the growth and scale of our network 1 2 3

Network Fueling Growth Tim O’Brien Chief Marketing Officer

We have demonstrated the ability to drive lead and meeting growth 75 57k 76k 89k 105k 129k 6k 8k 9k 12k 15k - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2012 2013 2014 2015F 2016B Leads Meetings

Credit our growth framework - which is built to convert hand-raisers into meetings Awareness Leads Prove Value Meetings Bookings Direct response advertising: create compelling content Lead conversion: enhance speed to follow up Meeting quality: shorten time from request to held 76 Demand Generation

Awareness Leads Prove Value Meetings Bookings Direct response advertising: create compelling content Lead conversion: enhance speed to follow up Meeting quality: shorten time from request to held Our network can fuel demand creation 77 ICD-10 MEANINGFUL USE PQRS

Awareness Leads Prove Value Meetings Bookings Direct response advertising: create compelling content Lead conversion: enhance speed to follow up Meeting quality: shorten time from request to held Our network can fuel demand creation 78

79 Our network, and the insight it provides, will fuel our growth Reveal existing relationships and benefits for joining our network 3 Feature athenaNet content to drive awareness and demand 1 Engage Epocrates users with network content and lite services 2

59% Of doctors would not recommend the field of medicine to their own children Source: Jackson Healthcare; 2013 Physician Outlook and Practice Trends http://www.jacksonhealthcare.com/media/191888/2013physiciantrends-void_ebk0513.pdf 80

Next, we can use our content to prove there is a better solution 81 Practice Vitals

82 Our network, and the insight it provides, will fuel our growth Reveal existing relationships and benefits for joining our network 3 Feature athenaNet content to drive awareness and demand 1 Engage Epocrates users with network content and lite services 2

Personalize the experience to increase usage and engagement 83 From To

Personalize the experience to increase usage and engagement 84 From To

Next, we will build connection points into athenaNet to show benefits of our network ADT ALERTS Jane Smith just checked into the E.R. Click here to receive similar alerts in the future Enable Care Coordination • athenaText • Patient Alerts (ADT) • Referral Tools 85

These lite services can benefit both physicians and large enterprises • Quality Dashboard • ACO Metrics Distribute population health metrics 86

Non-athena users will be able to see everything our network has on their patient Send from an athena provider to a non- athena provider through athenaText Provide Facesheet 87

88 Engage Epocrates users with network content and lite services 2 Our network, and the insight it provides, will fuel our growth Reveal existing relationships and benefits for joining our network 3 Feature athenaNet content to drive awareness and demand 1

89

Prospects advance through the funnel when we highlight their relationships with the network 3 Referral Volume Clients 2 Epocrates 1 Specialty Performance & Trends 5 Network Connections 4 Prospect Awareness Leads Prove Value Meetings Bookings 93

For current clients we can ‘Friend a Provider’ in Clinical Inbox 94

95 Our network, and the insight it provides, will fuel our growth Reveal existing relationships and benefits for joining our network 3 Feature athenaNet content to drive awareness and demand 1 Engage Epocrates users with network content and lite services 2

Presentation Break

Stephen Kahane, M.D., M.S. Client Organization Client Panel Discussion

Client Panel 98 David Dill President & Chief Operating Officer LifePoint Health Michael Nochomovitz, M.D. SVP, Chief Clinical Integration & Network Development Officer NewYork-Presbyterian David Morlock Chief Executive Officer University of Toledo Medical Center Moderator Stephen Kahane, M.D., M.S., Client Organization Panelists

Closing Remarks Jonathan Bush Chairman & CEO

Management Q&A

Please join us: • Lunch with Management • Nerve Center Tour

Thank You

Appendix

Additional points of interest and guidance for fiscal year 2016 113 It is best to assess our business on a year-over-year basis as there is typically an increase in expense levels during Q1 versus Q4 • FICA payroll tax reset, benefit rate changes, trade shows, etc. The number of working days varies each quarter; impacting collections during each period Our estimated FY 2016 capital expenditures, excluding capitalized software, is approximately 8% of consolidated revenue Our estimated FY 2016 stock-based compensation expense is approximately $76 million Our estimated FY 2016 amortization of purchased intangible assets is approximately $20 million Our expected FY 2016 Non-GAAP tax rate is 40% Our expected FY 2016 weighted average diluted share count is approximately 41.7 million Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 61 64 64 62 62 64 64 61

Use of Non-GAAP financial measures In our earnings releases, conference calls, slide presentations, or webcasts, we may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.athenahealth.com. 114

2015 Guidance

Non-GAAP reconciliation for fiscal year 2015 expectations 116 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted Gross Margin LOW HIGH Total revenue 905.0$ 925.0$ Direct operating expense 364.1 362.4 Total revenue less direct operating expense 540.9$ 562.6$ Add: Stock-based compensation expense allocated to direct operating expense 13.8 13.8 Add: Amortization of purchased intangible assets allocated to direct operating expense (1) 11.0 11.0 Non-GAAP Adjusted Gross Profit 565.6$ 587.4$ Non-GAAP Adjusted Gross Margin 62.5% 63.5% (1) Based on preliminary estimates related to purchase acounting for the RazorInsights and WebOMR transactions. Fiscal Year Ending December 31, 2015

Non-GAAP reconciliation for fiscal year 2015 expectations 117 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted Operating Income LOW HIGH Total revenue 905.0$ 925.0$ GAAP net loss (8.0) (3.8) Add: (Benefit from) provision for income taxes (4.3) (1.8) Add: Total other (income) expense 1.4 4.6 Add: Stock-based compensation expense 61.4 61.4 Add: Amortization of capitalized stock-based compensation related to software development 4.2 4.2 Add: Amortization of purchased intangible assets (1) 20.3 20.3 Non-GAAP Adjusted Operating Income 75.0$ 85.0$ Non-GAAP Adjusted Operating Income Margin 8.3% 9.2% (1) Based on preliminary estimates related to purchase acounting for the RazorInsights and WebOMR transactions. Fiscal Year Ending December 31, 2015

Non-GAAP reconciliation for fiscal year 2015 expectations 118 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS LOW HIGH GAAP net loss (8.0)$ (3.8)$ Add: Stock-based compensation expense 61.4 61.4 Add: Amortization of capitalized stock-based compensation related to software development 4.2 4.2 Add: Amortization of purchased intangible assets (1) 20.3 20.3 Sub-total of tax deductible items 85.9$ 85.9$ (Less): Tax impact of tax deductible items (2) (34.4) (34.4) Add: Tax impact resulting from applying a normalized non-GAAP tax rate (3) 0.6 0.5 Non-GAAP Adjusted Net Income 44.2$ 48.2$ Weighted average shares - diluted 40.1 40.1 Non-GAAP Adjusted Net Income per Diluted Share 1.10$ 1.20$ (1) Based on preliminary estimates related to purchase acounting for the RazorInsights and WebOMR transactions. (2) Tax impact calculated using a tax rate of 40% Fiscal Year Ending December 31, 2015 (3) Represents adjusting the GAAP net loss at a Non-GAAP tax rate of 40%. For 2015, we are using a non-GAAP tax rate of 40% to normalize the tax impact to our non-GAAP Adjusted Net Income per Diluted Share because a relatively small change in pre-tax GAAP income (loss) could result in a volatile GAAP effective tax rate.

Non-GAAP reconciliation for fiscal year 2015 expectations 119 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted EPS LOW HIGH GAAP net loss per share - diluted (0.20)$ (0.09)$ Add: Stock-based compensation expense 1.53 1.53 Add: Amortization of capitalized stock-based compensation related to software development 0.11 0.11 Add: Amortization of purchased intangible assets (1) 0.51 0.51 Sub-total of tax deductible items 2.14$ 2.14$ (Less): Tax impact of tax deductible items (2) (0.86) (0.86) Add: Tax impact resulting from applying a normalized non-GAAP tax rate (3) 0.02 0.01 Non-GAAP Adjusted Net Income per Diluted Share 1.10$ 1.20$ Weighted average shares - diluted 40.1 40.1 (1) Based on preliminary estimates related to purchase acounting for the RazorInsights and WebOMR transactions. (2) Tax impact calculated using a tax rate of 40% (3) Represents adjusting the GAAP net loss at a Non-GAAP tax rate of 40%. For 2015, we are using a non-GAAP tax rate of 40% to normalize the tax impact to our non-GAAP Adjusted Net Income per Diluted Share because a relatively small change in pre-tax GAAP income (loss) could result in a volatile GAAP effective tax rate. Fiscal Year Ending December 31, 2015

2016 Guidance

Non-GAAP reconciliation for fiscal year 2016 expectations 121 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted Gross Margin LOW HIGH Total revenue 1,085.0$ 1,115.0$ Direct operating expense 423.4 423.2 Total revenue less direct operating expense 661.6$ 691.7$ Add: Stock-based compensation expense allocated to direct operating expense 19.0 19.0 Add: Amortization of purchased intangible assets allocated to direct operating expense 8.4 8.4 Non-GAAP Adjusted Gross Profit 689.0$ 719.2$ Non-GAAP Adjusted Gross Margin 63.5% 64.5% Fiscal Year Ending December 31, 2016

Non-GAAP reconciliation for fiscal year 2016 expectations 122 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted Operating Income LOW HIGH Total revenue 1,085.0$ 1,115.0$ GAAP net income 10.8 19.5 Add: Provision for income taxes 7.6 12.9 Add: Total other expense 5.3 6.4 Add: Stock-based compensation expense 69.4 69.4 Add: Amortization of capitalized stock-based compensation related to software development 6.8 6.8 Add: Amortization of purchased intangible assets 20.0 20.0 Non-GAAP Adjusted Operating Income 120.0$ 135.0$ Non-GAAP Adjusted Operating Income Margin 11.1% 12.1% Fiscal Year Ending December 31, 2016

Non-GAAP reconciliation for fiscal year 2016 expectations 123 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS LOW HIGH GAAP net income 10.8$ 19.5$ Add: Stock-based compensation expense 69.4 69.4 Add: Amortization of capitalized stock-based compensation related to software development 6.8 6.8 Add: Amortization of purchased intangible assets 20.0 20.0 Sub-total of tax deductible items 96.2$ 96.2$ (Less): Tax impact of tax deductible items (1) (38.5) (38.5) Add: Tax impact resulting from applying a normalized non-GAAP tax rate (2) 0.2 (0.1) Non-GAAP Adjusted Net Income 68.8$ 77.2$ Weighted average shares - diluted 41.7 41.7 Non-GA P Adjusted Net Income per Diluted Share 1.65$ 1.85$ (1) Tax impact calculated using a tax rate of 40% Fiscal Year Ending December 31, 2016 (2) Represents adjusting the GAAP net income (loss) at a Non-GAAP tax rate of 40%. For 2016, we are using a non-GAAP tax rate of 40% to normalize the tax impact to our non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.

Non-GAAP reconciliation for fiscal year 2016 expectations 124 Please note that the figures presented above may not sum exactly due to rounding. Non-GAAP Adjusted EPS LOW HIGH GAAP net income per share - diluted 0.26$ 0.47$ Add: Stock-based compensation expense 1.66 1.66 Add: Amortization of capitalized stock-based compensation related to software development 0.16 0.16 Add: Amortization of purchased intangible assets 0.48 0.48 Sub-total of tax deductible items 2.31$ 2.31$ (Less): Tax impact of tax deductible items (1) (0.92) (0.92) Add: Tax impact resulting from applying a normalized non-GAAP tax rate (2) 0.01 (0.00) Non-GAA Adjusted Net Income per Diluted Share 1.65$ 1.85$ Weighted average shares - diluted 41.7 41.7 (1) Tax impact calculated using a tax rate of 40% (2) Represents adjusting the GAAP net income (loss) at a Non-GAAP tax rate of 40%. For 2016, we are using a non-GAAP tax rate of 40% to normalize the tax impact to our non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate. Fiscal Year Ending December 31, 2016